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                                                                    EXHIBIT 99.4

         CONSENT OF PRICEWATERHOUSECOOPERS LLP, INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in the Current Report on Form 8-K of Kellogg Company dated April 2, 2001 of our report dated January 31, 2001 on our audit of the consolidated financial statements of Keebler Foods Company and Subsidiaries for the year ending December 30, 2000 appearing in the Form 10-K of Keebler Foods Company for the year ended December 30, 2000.




April 2, 2001
Chicago, Illinois